                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1834

                        MARCH 26, 1996 (MARCH 22, 1996)
                        -------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                              MICROS SYSTEMS, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND                                   0-99993                        52-1101488
-----------------------------              ------------                   --------------
(STATE OR OTHER JURIS-                     (COMMISSION FILE               (IRS EMPLOYER
DICTION OF INCORPORATION)                  NUMBER)                        IDENTIFICATION NO.)

12000 BALTIMORE AVENUE
BELTSVILLE, MARYLAND                                                      20705-1291
----------------------------------------                                  ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                  (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (301) 210-6000
                                                       --------------




TOTAL NUMBER OF PAGES OF THIS REPORT:          4
                                              ---
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Item 5.   OTHER EVENTS.

         See the following press release, dated March 22, 1996, announcing that MICROS Systems, Inc. anticipates significantly lower earnings for the quarter ending March 31, 1996 compared to the same quarter last year:

news

MICROS (R)
                                                  MICROS Systems, Inc.
                                                  12000 Baltimore
                                                  Avenue Beltsville, MD
                                                  20705-1291 (301) 210-6000
--------------------------------------------------------------------------------
RELEASE DATE: MARCH 22, 1996                     CONTACT: A. L. GIANNOPOULOS
                                                          PRESIDENT AND CHIEF
                                                          EXECUTIVE OFFICER
                                              REVISED #   (301) 210-8090





                  MICROS EXPECTS LOWER THIRD QUARTER EARNINGS


          BELTSVILLE, MARYLAND....MICROS SYSTEMS, INC., A LEADING SUPPLIER OF
INFORMATION SYSTEMS TO THE HOSPITALITY INDUSTRY, ANNOUNCED TODAY THAT IT ANTICIPATES SIGNIFICANTLY LOWER EARNINGS FOR THE QUARTER ENDING MARCH 31, 1996 COMPARED TO THE SAME QUARTER LAST YEAR. WHILE SALES ARE EXPECTED TO EXCEED THOSE FOR THE SAME PERIOD LAST YEAR, THE DECLINE IN EARNINGS IS DUE PRIMARILY TO PRICE CONCESSIONS IN RESPONSE TO UNEXPECTED AND UNFAVORABLE WORLDWIDE MARKET CONDITIONS AND LOWER THAN ANTICIPATED EARNINGS WITH RESPECT TO SEVERAL RECENT ACQUISITIONS.

          ACCORDING TO TOM GIANNOPOULOS, MICROS' PRESIDENT AND CEO, "ALTHOUGH WE ARE DISAPPOINTED BY THESE UNEXPECTED RESULTS, WE WILL NONETHELESS CONTINUE OUR CURRENT STRATEGIES OF CONTINUED WORLDWIDE REVENUE GROWTH AND ONGOING COST REDUCTIONS." HE FURTHER NOTED THAT,

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"WHILE WE ARE UNABLE TO PREDICT HOW LONG THESE CURRENT MARKET CONDITIONS WILL
PERSIST, WE STRONGLY BELIEVE THAT BECAUSE OF OUR SOLID FINANCIAL CONDITION, PRODUCT INNOVATION, RECENT ACQUISITION OF FIDELIO SOFTWARE GMBH AND OTHER CORE BUSINESS STRENGTHS, WE WILL BE SUCCESSFUL IN RESPONDING TO THIS
CHALLENGING ECONOMIC ENVIRONMENT."

          MICROS STOCK IS TRADED THROUGH NASDAQ UNDER THE STOCK SYMBOL MCRS.

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                                   SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS CURRENT REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                  MICROS SYSTEMS, INC.
                                  --------------------
                                  (REGISTRANT)


                                  BY:  S/GARY C. KAUFMAN
                                       ----------------------------------
                                        GARY C. KAUFMAN
                                        VICE PRESIDENT, FINANCE AND
                                        ADMINISTRATION/CHIEF
                                        FINANCIAL OFFICER



DATE: MARCH 26, 1996